SEC File No. 333-29803
                          Filed Pursuant to Rule 497(h)

                              Prospectus Supplement
                       (To Prospectus Dated June 11, 1998)

                        PILGRIM AMERICA PRIME RATE TRUST

                     1,551,180 Shares Of Beneficial Interest
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     On September 14, 1998, Pilgrim America Prime Rate Trust (the "Trust") sold 1,551,180 shares of beneficial interest of the Trust through privately negotiated transactions pursuant to a Distribution Agreement with Pilgrim America Securities, Inc. ("PASI"). The highest and lowest executed sales price at which shares were sold was $9.4687 and $9.7678 per share.

Gross Proceeds ..............................      $14,702,966.00
Commission to PASI...........................      $   147,029.66
Net Proceeds to Trust........................      $14,555,936.34

     On September 11, 1998, the last day of the corresponding pricing period, the last reported sales price of the Shares on the NYSE was $10.00.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

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          The Date of this Prospectus Supplement is September 21, 1998.